Exhibit 10.2

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of March 16, 2026 (this “Amendment”) is among THE AES CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto, and SUMITOMO MITSUI BANKING CORPORATION, as the Administrative Agent (the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement (as defined below).

WHEREAS, the Borrower, the Administrative Agent, and the Lenders party thereto have entered into the Credit Agreement dated as of December 6, 2024 (the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by this Amendment is referred to herein as the “Credit Agreement”);

WHEREAS, in connection with (i) that certain Agreement and Plan of Merger dated as of March 1, 2026, by and among the Borrower, Horizon Parent, L.P., a Delaware limited partnership (“Parent”) and Horizon Merger Sub Inc., a Delaware corporation (“Merger Sub”) (such Agreement and Plan of Merger as amended from time to time excluding any amendment thereto that is materially adverse to the Lenders, the “Merger Agreement”) and (ii) the attendant merger of Merger Sub into the Borrower, with the Borrower surviving, in accordance with the terms and conditions set forth in the Merger Agreement (the “Merger”), the Borrower requests that the Administrative Agent and the Majority Lenders (1) consent to the consummation of the Merger and any change in ownership in connection therewith notwithstanding Section 6.01(c) of the Existing Credit Agreement (as it relates to a breach of Section 5.02(c) of the Existing Credit Agreement) or Section 6.01(i) of the Existing Credit Agreement (the “Consent”) and (2) amend certain provisions of the Existing Credit Agreement as hereinafter set forth;

WHEREAS, the Borrower, the Lenders party hereto, and the Administrative Agent have agreed to the Consent and to amend the Existing Credit Agreement as specified herein in accordance with the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 CONSENTS. Subject to satisfaction of the conditions precedent set forth in Section 4 and notwithstanding anything to the contrary in Sections 5.02(c) or 6.1(i) of the Existing Credit Agreement, the Majority Lenders hereby consent to the consummation of the Merger and any resulting change in ownership in connection therewith; provided, however, that the consent set forth in this Section 1 shall cease to be effective in the event that the Merger Agreement shall have been terminated in accordance with its terms.

SECTION 2 AMENDMENT. Subject to (i) the satisfaction of the conditions precedent set forth in Section 4 and (ii) the substantially concurrent consummation of the Merger, the Existing Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit A hereto.

SECTION 3 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants on the date hereof to the Administrative Agent and the Lenders that, immediately before and upon the effectiveness of this Amendment:

3.1 Representations and Warranties. The representations and warranties of the Borrower set forth in the Credit Agreement and the other Loan Documents are and will be true and correct with the same effect as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

3.2 Default. No event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

3.3 Authorization; Validity. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement are within the Borrower’s organizational powers, have been duly authorized by all necessary organizational action and do not contravene (i) the Borrower’s organizational documents, (ii) law applicable to the Borrower or its properties, or (iii) any contractual or legal restriction binding on or affecting the Borrower or its properties, in the case of clauses (ii) and (iii) above, except where such failure would result in a Material Adverse Effect. This Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, however, to any applicable bankruptcy, reorganization, rearrangement, moratorium or similar laws affecting generally the enforcement of creditors’ rights and remedies and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

3.4 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Borrower of this Amendment or for the performance by the Borrower of this Amendment and the Credit Agreement, except for (i) information filings to be made in the ordinary course of business, which filings are not a condition to the Borrower’s performance under the Loan Documents and (ii) such as have been obtained or made and are in full force and effect.

SECTION 4 EFFECTIVENESS. This Amendment shall become effective on and as of the date first written above when the following conditions shall have been satisfied:

4.1 The Administrative Agent shall have received counterparts hereof signed by the Borrower, the Majority Lenders and the Administrative Agent.

4.2 The representations and warranties set forth in this Amendment shall be true and correct on and as of the date hereof.

The Majority Lenders hereby direct the Administrative Agent (and the Administrative Agent hereby agrees) to confirm, or to direct its counsel to confirm, in writing (email being sufficient) the effectiveness of this Amendment to the Borrower and its counsel; provided, that the failure of the Administrative Agent or its counsel to provide such confirmation shall not impact the effectiveness of this Amendment (which shall occur upon satisfaction of the conditions expressly set forth above in this Section 4).

SECTION 5 COVENANTS. The Borrower shall deliver to the Administrative Agent at least five (5) Business Days prior to the consummation of the Merger all documentation and other information about the Borrower required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, and if any Borrower qualifies as a “legal entity customer” under the “Beneficial Ownership Regulations” (31 CFR §1010.230), a Beneficial Ownership Certification in relation to such Borrower that has been reasonably requested in writing by the Administrative Agent at least ten (10) Business Days prior to the consummation of the Merger.

SECTION 6 MISCELLANEOUS.

6.1 Ratifications. Unless and until the proviso in Section 1 shall apply, the terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

6.2 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in all applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. In addition, if any Lender or the Administrative Agent reasonably requests that any party hereto manually execute this Amendment that has not been manually executed by such party, such party shall provide a manually executed original to the party making such request promptly following such request.

6.3 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

6.4 Incorporation of Credit Agreement Provisions. The provisions of Section 8.09 (Consent to Jurisdiction; Waiver of Jury Trial) and Section 8.12 (Severability) of the Credit Agreement are incorporated by reference as if fully set forth herein, mutatis mutandis.

6.5 References. Unless and until the proviso in Section 1 shall apply, all references in any of the Loan Documents to the “Agreement” or the “Credit Agreement” shall mean the Agreement or the Credit Agreement, as applicable, as amended by this Amendment.

6.6 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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6.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrower and their respective successors and assigns as provided in the Credit Agreement.

6.8 Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall for all purposes constitute a Loan Document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

THE AES CORPORATION, as the Borrower

By:	/s/ Jeff MacKay
Name: Jeff MacKay
Title: Treasurer

[Signature Page to First Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent

By:	/s/ Nabeel Shah
Name: Nabeel Shah
Title: Executive Director

[Signature Page to First Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Nabeel Shah
Name: Nabeel Shah
Title: Executive Director

[Signature Page to First Amendment]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Managing Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

[Signature Page to First Amendment]

Mizuho Bank, Ltd., as Lender

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

[Signature Page to First Amendment]

MUFG Bank, Ltd., as Lender

By:	/s/ Michael Agrimis
Name: Michael Agrimis
Title: Managing Director

[Signature Page to First Amendment]

Wells Fargo Bank National Association, as Lender

By:	/s/ Tyler Anderson
Name: Tyler Anderson
Title: Executive Director

[Signature Page to First Amendment]

EXHIBIT A

AMENDED CREDIT AGREEMENT

(see attached)